Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 26, 2012, Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Avalon Bay Communities, Inc. (“AVB”), Archstone Enterprise LP (which subsequently changed its name to Jupiter Enterprise LP) (“Archstone”) and Lehman Brothers Holdings Inc. (“LBHI”) pursuant to which the Company, AVB and certain of their respective subsidiaries agreed to acquire from Archstone and its affiliates, all of the assets and interests in various entities affiliated with Archstone. On February 27, 2013, the Company and AVB completed this acquisition. In connection with the acquisition, the Company acquired a portfolio of apartment properties in exchange for (i) cash in the aggregate amount of approximately $2.0 billion, (ii) approximately 34.5 million common shares of beneficial interest of Equity Residential, and (iii) the assumption of liabilities related to the Archstone Portfolio (see definition below). In addition, a total of $2.0 billion of Archstone secured mortgage principal was paid off in conjunction with the closing. The Company owns assets representing approximately 60% of the Archstone Portfolio and AVB owns assets representing approximately 40% of the Archstone Portfolio.

The Company paid approximately $9.0 billion, inclusive of assumed debt of approximately $3.0 billion, and received seventy-one wholly owned and two partially owned operating properties containing 20,928 apartment units and three master-leased properties consisting of 853 apartment units, located primarily in high barrier to entry markets where the Company already operates. The portfolio contains approximately 19.4 million net rentable square feet of residential space and approximately 500,000 square feet of commercial space. In addition, the Company and AVB acquired interests in certain assets of Archstone, including Archstone's interests in certain joint ventures, interests in a portfolio of properties located in Germany and certain development land parcels through one or more unconsolidated joint ventures between the Company and AVB that are owned 60% by the Company and 40% by AVB (the Company's collective acquisition is referred to as the “Archstone Portfolio”). The joint ventures between the Company and AVB consist of assets that do not fit the Company's or AVB's core strategy or asset class. As a result, the Company and AVB plan to divest (held for sale) the joint venture assets as promptly as reasonably possible, subject to market and other economic conditions.

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the quarter ended March 31, 2013 of Equity Residential and ERP Operating Limited Partnership are presented as if the Archstone Portfolio had been acquired on January 1, 2013.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are segregated into separate components as follows:

•	the historical Consolidated Statements of Operations of the Company;

•
the historical operations of properties acquired for Archstone's period of ownership including the pro forma loss from investments in unconsolidated entities for Archstone's period of ownership with respect to the unconsolidated entities and the Company's 60% ownership interest in the unconsolidated joint ventures with AVB;

•	the pro forma details of the transaction including the adjusted depreciation and interest expense; and

•	the Pro Forma Condensed Consolidated Statements of Operations of the Company.

These unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as of and for the quarter ended March 31, 2013, included in the Company's Combined Form 10-Q filed with the SEC on May 9, 2013.

In management's opinion, all adjustments necessary to reflect the transaction including the acquisition of the Archstone Portfolio have been made. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the quarter ended March 31, 2013 assuming the above transaction had been consummated on January 1, 2013, nor do they purport to represent the future results of operations of the Company.

EQUITY RESIDENTIAL
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
QUARTER ENDED MARCH 31, 2013
(Amounts in thousands except per share data)
(Unaudited)

	(1)	(2)		(3)
	Equity Residential Historical	Archstone Historical		Transaction		Pro Forma Amounts
Revenues
Rental income	$537,002	$99,201		$136	(3a)	$636,339
Fee and asset management	2,160	—		—		2,160
Total revenues	539,162	99,201		136		638,499
Expenses
Property and maintenance	107,083	22,070		762	(3b)	129,915
Real estate taxes and insurance	68,647	12,603		—		81,250
Property management	22,489	2,068		—		24,557
Fee and asset management	1,646	—		—		1,646
Depreciation	205,272	—		132,043	(3c)	337,315
General and administrative	16,496	—		—		16,496
Total expenses	421,633	36,741		132,805		591,179

Operating income (loss)	117,529	62,460		(132,669)		47,320
Interest and other income	256	—		—		256
Other expenses	(2,564)	—		—		(2,564)
Merger expenses	(19,092)	—		19,092	(3d)	—
Interest:
Expense incurred, net	(195,685)	—		(19,394)	(3e)	(215,079)
Amortization of deferred financing costs	(7,023)	—		(1,869)	(3f)	(6,413)
				2,479	(3g)
(Loss) income before income and other taxes, (loss) from investments
in unconsolidated entities and discontinued operations	(106,579)	62,460		(132,361)		(176,480)
Income and other tax (expense) benefit	(407)	—		—		(407)
(Loss) from investments in unconsolidated entities due to operations	(355)	(419)	(2a)(2b)	(831)	(3h)	(1,605)
(Loss) from investments in unconsolidated entities due to merger	(46,011)	—		46,011	(3i)	—
(Loss) income from continuing operations	(153,352)	62,041		(87,181)		(178,492)
Net loss (income) from continuing operations attributable to Noncontrolling Interests:
Operating Partnership, net	6,345	(2,516)	(4)	3,515	(4)	7,344
Partially Owned Properties	(25)	(537)	(5)	1,245	(5)	683
Net (loss) income from continuing operations attributable to controlling interests	(147,032)	58,988		(82,421)		(170,465)
Preferred distributions	(1,036)	—		—		(1,036)
(Loss) income from continuing operations available to Common Shares	$(148,068)	$58,988		$(82,421)		$(171,501)

Earnings per share - basic:
(Loss) from continuing operations available to Common Shares	$(0.44)					$(0.48)
Weighted average Common Shares outstanding	337,532				(3j)	359,362

Earnings per share – diluted:
(Loss) from continuing operations available to Common Shares	$(0.44)					$(0.48)
Weighted average Common Shares outstanding	337,532				(3j)	359,362

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
QUARTER ENDED MARCH 31, 2013
(Amounts in thousands except per Unit data)
(Unaudited)

	(1)	(2)		(3)
	ERP Operating Limited Partnership Historical	Archstone Historical		Transaction		Pro Forma Amounts
Revenues
Rental income	$537,002	$99,201		$136	(3a)	$636,339
Fee and asset management	2,160	—		—		2,160
Total revenues	539,162	99,201		136		638,499
Expenses
Property and maintenance	107,083	22,070		762	(3b)	129,915
Real Estate taxes and insurance	68,647	12,603		—		81,250
Property management	22,489	2,068		—		24,557
Fee and asset management	1,646	—		—		1,646
Depreciation	205,272	—		132,043	(3c)	337,315
General and administrative	16,496	—		—		16,496
Total expenses	421,633	36,741		132,805		591,179

Operating income (loss)	117,529	62,460		(132,669)		47,320
Interest and other income	256	—		—		256
Other expenses	(2,564)	—		—		(2,564)
Merger expenses	(19,092)	—		19,092	(3d)	—
Interest:
Expense incurred, net	(195,685)	—		(19,394)	(3e)	(215,079)
Amortization of deferred financing costs	(7,023)	—		(1,869)	(3f)	(6,413)
				2,479	(3g)
(Loss) income before income and other taxes, (loss) from investments
in unconsolidated entities and discontinued operations	(106,579)	62,460		(132,361)		(176,480)
Income and other tax (expense) benefit	(407)	—		—		(407)
(Loss) from investments in unconsolidated entities due to operations	(355)	(419)	(2a)(2b)	(831)	(3h)	(1,605)
(Loss) from investments in unconsolidated entities due to merger expenses	(46,011)			46,011	(3i)	—
(Loss) income from continuing operations	(153,352)	62,041		(87,181)		(178,492)
Net (income) loss from continuing operations attributable to
Noncontrolling Interests – Partially Owned Properties	(25)	(537)	(5)	1,245	(5)	683
Net (loss) income from continuing operations attributable to
controlling interests	$(153,377)	$61,504		$(85,936)		$(177,809)
ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$1,036	$—		$—		$1,036
(Loss) income from continuing operations available to Units	$(154,413)	$61,504		$(85,936)		$(178,845)
Earnings per Unit - basic:
(Loss) from continuing operations available to Units	$(0.44)					$(0.48)
Weighted average Units outstanding	351,255				(3j)	373,085

Earnings per Unit - diluted:
(Loss) from continuing operations available to Units	$(0.44)					$(0.48)
Weighted average Units outstanding	351,255				(3j)	373,085

See accompanying notes.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
QUARTER ENDED MARCH 31, 2013
(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

Pursuant to the Archstone Portfolio acquisition there were certain transaction costs that were paid at or near closing. These costs are not included in the pro forma condensed consolidated statements of operations for the quarter ended March 31, 2013 because they represent non-recurring charges that result directly from the transaction and will be included in the consolidated financial results of the Company within twelve months of the transaction.

1)
Historical Amounts – Represents the consolidated statement of operations of the Company as contained in the historical consolidated financial statements included in its Form 10-Q as of and for the quarter ended March 31, 2013 previously filed with the Securities and Exchange Commission.

2)
Archstone Historical – Represents the historical operations of the properties acquired for Archstone's period of ownership (1/1/13 - 2/27/13) during the quarter ended March 31, 2013 attributable to the acquisition of the Archstone Portfolio as if the acquisition had occurred on January 1, 2013. This number includes:

a)
Unconsolidated Assets – $(0.3) million (loss) from investments in unconsolidated entities. The (loss) from investments in unconsolidated entities recorded is attributable to the acquisition of the interests in various unconsolidated assets. Represents the pro forma (loss) from investments in unconsolidated entities for Archstone's period of ownership during the quarter ended March 31, 2013.

b)
Joint Venture – $(0.1) million (loss) from investments in unconsolidated entities. The Company has an unconsolidated 60% interest in joint ventures with AVB. These joint ventures hold certain assets neither partner intends to own and these assets are held for sale. Represents the pro forma (loss) from investments in unconsolidated entities for Archstone's period of ownership during the quarter ended March 31, 2013.

3)	Transaction – In connection with the transaction, we made the following adjustments for Archstone's period of ownership (1/1/13 - 2/27/13) during the quarter ended March 31, 2013:

a)
Rental income of $0.1 million relates to the amortization of $5.7 million in net below market retail leases assumed in the transaction. The below market retail leases are amortized over a weighted average life of seven years.

b)
Property and maintenance expense of $0.8 million relates to the amortization of $191.6 million in net below market ground leases assumed in the transaction. The below market ground leases are amortized over the term of the respective ground leases to which they relate having expirations ranging from 2042 - 2103.

c)	Depreciation expense of $132.0 million is calculated based on the fair value of the real estate related assets purchased as detailed below (amounts in thousands except for depreciable lives):

			Quarter Ended 3/31/13
Asset	Basis	Weighted Average Depreciable Life	Pro Forma Adjustment
Building	$5,530,913	30 Years	$30,727
Site Improvements	75,280	8 Years	1,569
FF&E	59,910	5 Years	1,997
In-Place Leases	293,250	6 Months	97,750
Total	$5,959,353		$132,043

d)	Merger expenses of $19.1 million reflect the elimination of historical charges related to this transaction that are not expected to recur.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
QUARTER ENDED MARCH 31, 2013
(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (continued)

e)
Reflects the $19.4 million of interest expense related to debt that was assumed or incurred as a result of or to finance this transaction. The components of interest expense are detailed below (amounts in thousands except for interest rates):

			Quarter Ended
Debt Type	Principal	Interest Rate Range	3/31/13 Pro Forma Adjustment
Fixed Rate Mortgages Assumed	$2,568,347	0.10% - 6.26%	$24,710
Variable Rate Mortgages Assumed	380,656	SIFMA + 0.865% -1.402%	812
		LIBOR + 1.75%
Net Premium on Mortgages Assumed	127,873	n/a	(8,789)
Line of Credit	395,000	LIBOR +1.05%	918
Delayed Draw Term Loan	750,000	LIBOR + 1.20%	1,743
Total	$3,841,220		$19,394

For purposes of calculating the estimated 2013 interest, we assumed a LIBOR rate of 0.195% and a SIFMA rate of 0.151%. If the above-mentioned benchmark rates were to fluctuate by 1/8%, our year to date interest expense with respect to this transaction on the assumed debt would vary by approximately $0.1 million. The fair market value adjustment on the assumed debt was amortized using the straight-line method over the respective maturity dates with an average life of 9.3 years.

The Company's borrowing to fund the transaction utilizes two sources: $395.0 million on the line of credit and $750.0 million on a new delayed draw term loan with a two year maturity. The interest rate is LIBOR + 1.05% for the line of credit and LIBOR + 1.20% for the term loan. The line of credit also has a 0.15% annual facility fee. If the above-mentioned benchmark rates were to fluctuate by 1/8%, our year to date interest expense would vary by approximately $0.2 million.

f)
Reflects $1.9 million of amortization of estimated financing costs applicable to assuming mortgages and draws on the revolving line of credit and delayed draw term loan. Financing costs are amortized to interest expense over the expected life of the respective loan agreements (weighted average of 6.6 years) using the straight-line method, which approximates the effective interest method.

g)
Amortization of deferred financing costs of $2.5 million reflects the elimination of 2013 unamortized loan costs written off in the historical financial statements related to a $2.5 billion bridge loan facility commitment that was obtained in preparation for the transaction and has since been canceled in 2013 and is not expected to recur.

h)
Reflects $0.6 million of accrued but unpaid distributions related to preferred shares assumed as part of this transaction of which the Company's unconsolidated obligation is 60%. Also includes $0.2 million (loss) from investments in unconsolidated entities of which the Company has an unconsolidated 60% interest in joint ventures with AVB. Represents the pro forma (loss) from investments in unconsolidated entities for Archstone's period of ownership during the quarter ended March 31, 2013.

i)	(Loss) from investments in unconsolidated entities due to merger expenses of $46.0 million reflect the elimination of historical charges related to this transaction that are not expected to recur.

j)
Historical basic and diluted weighted average common shares outstanding of 337.5 million for Equity Residential should be adjusted to include a weighting for the full period of the 34.5 million shares issued to affiliates of LBHI in order to complete the transaction. We did not adjust the number of diluted shares outstanding as it would be antidilutive.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
QUARTER ENDED MARCH 31, 2013
(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (continued)

Historical basic and diluted weighted average units outstanding of 351.3 million for ERP Operating Limited Partnership should be adjusted to include a weighting for the full period of the 34.5 million shares issued to affiliates of LBHI in order to complete the transaction. We did not adjust the number of diluted units outstanding as it would be antidilutive. ERP Operating Limited Partnership will issue one unit to Equity Residential for each common share issued by Equity Residential to maintain the one-for-one relationship between common shares and units.

4)
Reflects the allocation of results between the controlling interests and the Noncontrolling Interests – Operating Partnership based on the Noncontrolling Interests – Operating Partnership weighted average ownership of 4.09% of Equity Residential for the quarter ended March 31, 2013.

5)	Reflects the noncontrolling interest in operations for a partially owned property for Archstone's period of ownership (1/1/13 - 2/27/13) during the quarter ended March 31, 2013.